Exhibit 32.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Hampton Roads Bankshares, Inc. (the “Company”) for the period ended December 31, 2011 to be filed with the Securities and Exchange Commission (“Report”), we, Douglas Glenn, Chief Executive Officer, and Stephen P. Theobald, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas J. Glenn
Douglas J. Glenn
Chief Executive Officer
Date: March 13, 2012

/s/ Stephen P. Theobald
Stephen P. Theobald
Chief Financial Officer
Date: March 13, 2012